UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 N. Financial Dr., Suite 101, Fresno, CA, 93720

(Address of principal executive offices)

(559) 298-1775

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Independent Registered Public Accounting Firm.

On November 4, 2011, Central Valley Community Bancorp (“the Company”) notified Perry-Smith LLP (“Predecessor Auditor”) they had been dismissed as the Company’s independent registered public accounting firm and would be replaced by Crowe Horwath LLP (“Crowe”) as the independent registered public accounting firm for the Company for the year ending December 31, 2011.  This change was a result of a transaction closed on November 1, 2011 whereby Crowe acquired certain assets of Perry-Smith and certain Perry-Smith personnel became associated with Crowe.

Predecessor Auditor served as the Company’s independent registered public accounting firm for the years ended December 31, 2010 and 2009. On November 4, 2011, the Board of Directors, as recommended by the Audit Committee, determined to replace Predecessor Auditor with Crowe as the Company’s independent auditor for the year ending December 31, 2011.

Predecessor Auditor’s reports on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009, and through November 4, 2011, there were no disagreements between the Company and Predecessor Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 4, 2011.

The Company has requested Predecessor Auditor to furnish the Company with a letter addressed to the Commission stating whether Predecessor Auditor agrees with the above statements. A copy of Predecessor Auditor’s letter, dated November 4, 2011, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with Predecessor Auditor on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Exhibits.

d. Exhibits

The following exhibit is furnished with this report pursuant to Item 4.01:

Exhibit
Number	Description
16.1	Letter to the Securities and Exchange Commission from Perry-Smith LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VALLEY COMMUNITY BANCORP

Date: November 4, 2011	By:	/s/ Daniel J. Doyle
Daniel J. Doyle
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

16.1	Letter to the Securities and Exchange Commission from Perry-Smith LLP.